LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)



The following information replaces the paragraph entitled "Portfolio Management
- Balanced Trust" on page 37 of the Prospectus in its entirety.


Jason M. Kiss, CFA, David P. Francis and Troy R. Snider, CFA, are responsible for the day-to-day management of Balanced Trust. Mr. Kiss has been responsible for the equity portion of Balanced Trust since May 1, 2006. In this role he implements the recommendations of the equity research analysts, relating to individual securities, sector and industry weightings. In addition, he oversees the asset allocation of the fund between stocks, bonds and cash equivalents. Mr. Kiss has been a Portfolio Manager with Bartlett since 2000, working with institutional and high net worth clients with fixed-income and balanced portfolios. Mr. Francis and Mr. Snider have been responsible for managing Balanced Trust's fixed-income strategy and fixed-income security selection since its inception in October 1996. Mr. Francis and Mr. Snider have been employed as fixed-income managers at Bartlett since 1991.






                     This supplement is dated May 16, 2006.

  You should retain this supplement with your prospectus for future reference.










LMF-001 SUPP #5 (5-06)
SKU#537139